SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2006
PINNACLE BANCSHARES, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	1-12707	72-1370314

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
1811 Second Avenue, Jasper, Alabama 35502-1388
(Address of Principal Executive Offices)
(205) 221-4111
Registrant’s telephone number, including area code
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1 BYLAWS, AS AMENDED.
EX-99.1 PRESS RELEASE 03/27/06

Item 2.02 Results of Operations and Financial Condition
On March 27, 2006, the Registrant announced its results of operations for the fourth quarter and fiscal year ended December 31, 2005. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On March 22, 2006, the Registrant’s Board of Directors amended the Registrant’s Bylaws to rescind Article III, Section 13 (“Age Limitation of Directors”). The Board determined that such limitation precludes the election of competent nominees for Board membership whose experience will benefit the Registrant and its stockholders.
Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

	Exhibit 3.1	Bylaws, as amended.

	Exhibit 99.1	Press Release dated March 27, 2006, issued by the Registrant. Furnished pursuant to Item 2.02 and not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PINNACLE BANCSHARES, INC.

DATE: March 27, 2006	By:	/s/ Robert B. Nolen, Jr.

Robert B. Nolen, Jr.
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
3.1	Bylaws, as amended.

99.1	Press Release dated March 27, 2006, issued by the Registrant.